Supplement	October 14, 2026

Large Cap Focus Fund

ETLAX Class A Shares          ETLCX Class C Shares

ETLNX Class N Shares           ETLIX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Prospectus, Summary Prospectus, and Statement of Additional Information for the Fund, dated November 1, 2025, and should be read in conjunction with such Prospectus.

The following changes to the Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in large capitalization companies will be effective December 14, 2026:

Current Policy: Under normal market conditions, the Fund invests at least 80% of its net assets in large capitalization companies. The Fund considers its investment in derivatives, based on their marked to market value, when determining its compliance with this test. Large capitalization companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500 Index (the ”Index”). The capitalization range of the Index is between $6.5 billion and $4.6 trillion as of September 30, 2025. The size of the companies included in the Index will change with market conditions.

New Policy: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in large capitalization companies. The Fund considers its investment in derivatives, based on their marked to market value, when determining its compliance with this test. Large capitalization companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Bloomberg U.S. 500 Total Return Index (the “Index”). The capitalization range of the Index is between $10.6 billion and $5.5 trillion as of September 30, 2026. The size of the companies included in the Index will change with market conditions.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2025, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.